October 30, 1996


[1]

                  Re:      Option to Purchase Common Stock in
                           Aristo International Corporation ("Aristo"), dated May 16, 1996

Dear [2]:

This letter will confirm that the exercise period for the option to purchase [3] shares of Aristo common stock, $.001 par value per share, at an exercise price of $[4] per share, originally granted May [5], 1996, has been extended from December 31, 1996 to February 28, 1997 (the "Extension Date") and that such option shall be automatically exercised upon the completion of a public offering of shares of common stock of Aristo which occurs on or before the January 31, 1997, provided, however, that the offering price of such public offering is no less than $9.00 per share. Upon exercise, the share certificate will be forwarded to you at the address set forth below.

In the event a public offering of common stock of Aristo with an offering price of no less than $9.00 per share does not occur on or before January 31, 1997, you may still exercise the option up through and including the Extension Date, or call for the option consideration to be returned at anytime during the period beginning ten (10) business days after the Exercise Date.

If the foregoing conforms to your understanding of our agreement, please sign one copy of this letter and return it to the undersigned, retaining the other copy for your records.

                                             Very truly yours,
                                             ARISTO INTERNATIONAL CORPORATION



                                             Shmuel Cohen
                                             President & Chief Executive Officer

Accepted and Agreed:


By: _________________________________
         [6]
Address to which certificate should be sent:
 _________________________________

 _________________________________

================================================================================
           Options to Purchase Extension Letters in the Form Attached
--------------------------------------------------------------------------------
Name                Number of Shares   Exercise Price  Date of Original Grant
[1], [2] and [6]    [3]                [4]             [5]
================================================================================
Nadav Henefeld      20,000             $6.50           May 16, 1996
--------------------------------------------------------------------------------
Mickey Berkowitz    20,000             $6.50           May 16, 1996
--------------------------------------------------------------------------------
Joseph Herman       20,000             $6.50           May 16, 1996
--------------------------------------------------------------------------------
Adi Fitterman       11,000             $6.50           May 29, 1996
--------------------------------------------------------------------------------
Arie & Ita Shapira  10,000             $5.50           May 29, 1996
================================================================================